Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

KOS PHARMACEUTICALS, INC

(Exact name of registrant as specified in its charter)

FLORIDA	000-22171	65-0670898

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1001 BRICKELL BAY DRIVE
25th FLOOR
MIAMI, FLORIDA 33131
(Address of principal executive offices)

305-577-3464
(Registrant’s telephone number, including area code)

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release dated May 6, 2003

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of the Company dated May 6, 2003.

ITEM 9.     REGULATION FD DISCLOSURE.

     On May 6, 2003, Kos Pharmaceutical, Inc. (the “Company”) issued a press release regarding results for the fiscal 2003 first quarter. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations for the fiscal 2003 first quarter.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOS PHARMACEUTICALS, INC

By: /s/ Adrian Adams

Name: Adrian Adams Title: President and Chief Executive Officer

Dated: May 6, 2003

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of the Company dated May 6, 2003.